Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
AND INTERIM PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Kindred Biosciences, Inc. (the “Company”) hereby certifies that, to his knowledge:
(i)    The quarterly report on Form 10-Q for the period ended March 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2015	By: /s/ Richard Chin
Name: Richard Chin, MD
Title: Chief Executive Officer and Interim Chief Financial Officer